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                                UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  December 8, 1999
                                                       ----------------


                            Aastrom Biosciences, Inc.
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               (Exact name of registrant as specified in charter)



           Michigan                  0-22025                   94-3096597
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)



24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan         48106
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(Address of principal executive offices)                            (Zip Code)


     Registrant's telephone number, including area code   (734) 930-5555
                                                          --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     Aastrom's independent public accountants, PricewaterhouseCoopers LLP, have determined that based on subsequent events occurring subsequent to their report dated August 13, 1999 on Aastrom's financial statements for the year ended June 30, 1999, they will be issuing a revised opinion which includes explanatory language as to the Company's ability to continue as a going concern.

     See Aastrom's current financial statements attached hereto as Exhibit 99.1 and the report of PricewaterhouseCoopers attached hereto as Exhibit 99.2.

ITEM 7.  EXHIBITS.


     (a) Financial statements of business acquired.

          Not applicable.


     (b) Pro forma financial information.

          Not applicable.


     (c)  Exhibits.


          Exhibit
            No.                    Description
        ------------   -------------------------------------
            23.1       Consent of PricewaterhouseCoopers LLP
            99.1       Opinion of PricewaterhouseCoopers LLP
            99.2       Company Financial Statements



                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AASTROM BIOSCIENCES, INC.


 Date: December 8, 1999                By:  /s/ Todd E. Simpson
                                          --------------------------------------
                                            Vice President, Finance and
                                            Administration and Chief Financial
                                            Officer (Principal Financial and
                                            Accounting Officer)


                                       3
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                                 EXHIBIT INDEX
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 Exhibit
   No.                    Description
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  23.1       Consent of PricewaterhouseCoopers LLP
  99.1       Opinion of PricewaterhouseCoopers LLP
  99.2       Company Financial Statements